Next Generation Immuno-Oncology Medicines John K. Celebi, MBA President & Chief Executive Officer AUGUST 2022  |  Nasdaq: SNSE Exhibit 99.2

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development of our product candidates and platforms, the availability of data from our preclinical studies, the timing of selection of product candidates, the timing of IND submissions to the FDA, and our belief that our existing cash and cash equivalents will be sufficient to fund our operations at least into the first quarter of 2025. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, our reliance on third parties over which we may not always have full control, and other risk and uncertainties that are described in our Annual Report on Form 10-K filed with the SEC on March 15, 2022 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Positioned to Drive Value with Next Generation Product & Platform Development Two Platforms Generate Broad Pipeline Opportunities TMAb™ ImmunoPhage™ Innovative Pipeline of Differentiated IO mAbs Business Development Strong Cash Position Ended 2Q 2022: $123.7M ** Cash runway into Q1 2025 *Tumor Microenvironment Activated biologics **Consists of cash, cash equivalents and marketable securities

Innovative Pipeline of IO Drugs with Broad Commercial Potential

	Program (Target)	Indication	Discovery	IND-enabling	Phase 1 / 2 Clinical
TMAb	SNS-101 (VISTA)	Solid Tumors			
	SNS-102 (VSIG4)	Solid Tumors			
	SNS-103 (ENTPDase1/CD39)	Solid Tumors			
ImmunoPhage	SNS-401-NG (Multiple Tumor Antigens)	Merkel Cell Carcinoma			
		Multiple Indications			

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The Modern-Day Challenge in Immuno-Oncology No Survival Benefit 70% Survival Benefit 20-30% ~$30B ~$90B 2020 2026 Global PD-1/PD-L1 Market2 1. Gerber et al., Biochemical Pharmacology 2016 2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Two Major Types of Non-Responders to PD-1 Blockade Green = T-cells Purple = tumor Non-Responders T-cells Absent T-cells Inactive or Outside Tumor Responders T-cells Inside Tumor Anti-PD-1 or PD-L1 Treatment Adapted from Van der Woulde-LL, et al, Trends in Cancer, 2017 Hot (inflamed) tumor Cold (excluded) tumor Cold (ignored) tumor

Two Platforms Designed to Unleash Anti-Cancer T-cell Activity



TMAb™ (Tumor Microenvironment Activated Biologics) Platform

- Next-generation tumor activated mAbs
- Designed to bind only in the low-pH tumor microenvironment
- Target checkpoints and/or other immune pathways
- Preclinical data have shown improved PK/PD and toxicity profiles



Unleash anti-tumor T-cells
Generate anti-tumor T-cells



ImmunoPhage™ Platform

- Powerfully self-adjuvanted nanoparticle vaccine designed to drive B cell and T cell responses
- Multi-antigen vaccine potentially enables personalized approach from “off-the-shelf” components
- Targets APCs
- Enhanced through addition of immunostimulatory nanobodies & cytokines sensei™ BIO

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pH-sensitive Antibodies Selectively Bind Their Targets in the Low-pH Tumor Microenvironment  Antibodies that bind at physiological pH may encounter a “sink” Prevents effective binding at the tumor and may lead to toxicity TMAb antibodies are expected to bypass tissue compartments other than the low-pH tumor microenvironment Goal is to unlock previously undruggable immune targets through potential for improved safety and clinical activity profile pH 7.4 pH 7.4 pH 7.4 pH~ 6 pH~ 6 pH~ 6 TMAb Platform Sensei’s technology identifies pH-sensitive antibodies designed to bind only at the tumor The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4

VISTA: An Emerging Checkpoint Target on Myeloid Cells

Target Overview:

- B7 family ligand
- Extensive expression on myeloid cells[1] correlating with poor survival rates across multiple cancers
- Novel development program with no approved therapies
- Large market opportunity

Sensei's Competitive Advantage:

- Extensive understanding of VISTA biology
- Unique tumor selective antibody

VISTA is a Negative Regulator of T cell Function



VISTA
PSGL1
T-cell suppression
anti-VISTA mAb blocking interaction
VISTA
PSGL1
T-cell proliferation & activation

sensei BIO

1. Lines et al. Cancer research vol. 74,7 (2014)
2. Gao et al. Nature medicine vol. 23,5 (2017)

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Increased Understanding of VISTA as a Promising Target to Address the Needs of Patients with Cancer

Key to Unlocking the Power of VISTA Block the pH-dependent binding of VISTA to PSGL-1 on T cells at low pH Selectively bind VISTA at low pH to avoid: target mediated drug disposition (TMDD) on-target/off-tumor side effects Utilize an Fc-competent IgG backbone to engage and activate FcƔR on tumor-infiltrating myeloid cells

VISTA Checkpoint is Activated at the Low pH of the Tumor Microenvironment VISTA’s extracellular domain is uniquely rich in histidines¹ Histidines are protonated at low pH enabling VISTA to distinguish the active (acidic pH) and inactive (neutral pH) PSGL-1 binding interface 1. Johnston et al., Nature 2019 Antibodies that block protonated VISTA histidines interrupt PSGL-1 binding1

SNS-101 Has >600-Fold Selectivity for Active VISTA^{pH6}

- Biophysical characterization demonstrates >600-fold selectivity for VISTA at pH 6.0
- Picomolar binding at low pH
- No significant binding observed at physiological pH (7.4)

	pH 6.0	pH 7.4
Monovalent Affinity (K_D) [nM]	0.218	132 (~No binding)



pH 6.0
SNS-101
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
k_a = 4.59E+06 $M^{-1}s^{-1}$
K_d = 1.00E-03 s^{-1}
K_D = **2.18E-10 M**
[Vista] – 7.5 nmol – 0.2 nmol
k_a = 7.11E+05 $M^{-1}s^{-1}$
K_d = 1.78E-04 s^{-1}
K_D = **2.5E-10 M**
[Vista] – 15 nmol – 0.2 nmol
k_a = 1.45E+06 $M^{-1}S^{-1}$
K_d = 2.25E-03 S^{-1}
K_D = 1.55E-09 M
[Vista] – 15 nmol – 0.2 nmol
pH7.4
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
[Vista] – 7.5 nmol – 0.2 nmol
[Vista] – 15 nmol – 0.2 nmol
k_a = 4.162E+05 $M^{-1}S^{-1}$
K_d = 9.27E-05 S^{-1}
K_D = 2.23E-10 M
[Vista] – 15 nmol – 0.47 nmol

sensei BIO

SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity.

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No Significant Binding of SNS-101 to Monocytes, Neutrophils, NK Cells and T-cells in Whole blood at Physiological pH T-cells NK cells FOB 1.57 FOB 2.0 FOB 1.0 FOB 8.75 FOB 12.4 FOB 1.36 Monocytes FOB 9.9 FOB 13.5 FOB 1.4 FOB 2.2 FOB 2.5 FOB 1.0 Neutrophils CYNO HUMAN FOB 7.4 FOB 8.8 FOB 1.0 Clinical mAb #1 Clinical mAb #2 SNS101 Control FOB 2.0 FOB 2.0 FOB 0.5 Clinical mAb #1 Clinical mAb #2 SNS101 Control FOB 1.66 FOB 1.9 FOB 0.95 FOB 9.7 FOB 10.7 FOB 1.31

SNS-101 Displays a Favorable PK Profile No significant TMDD in human VISTA KI mice Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Demonstrated a long mean residence time in the blood, indicating a lack of significant target-mediated drug disposition (TMDD) and clearance in non-malignant tissues Week 1 Week 2 Week 3 Week 4 Tumor (MB49) in VISTA KI mice VISTA KI mice No Target WT mice

SNS-101 Demonstrates Activity in a PD-1 Resistant Syngeneic Tumor Model SNS-101* in Combination with Anti-mouse PD-1 Tumor Growth Inhibition Anti-PD-1 + SNS-101 Anti-PD-1 Control Isotype Control 0/10 Anti-PD-1 (1/10) Anti-PD-1 + SNS-101 (5/10) Survival *SNS-101 was grafted on to a mouse IgG2a framework to decrease anti-drug antibody production

SNS-101 Is a Differentiated Anti-VISTA Antibody

TMAb Platform

	SNS-101 sensei BIO	VISTA.18 (BMS)	KVA12.1 (Kineta)	CI-8993; JNJ-61610588 (J&J/Curis)	K01401-020; W0180 (Pierre Fabre)	HMBD-002 (Hummingbird)
Inhibit PSGL-1 Binding	Yes	Yes	unknown	Yes	unknown	No
pH Sensitive Binding	Yes	Yes	No	No	No	No
Fc Active	Yes (IgG1)	No (IgG4)	Yes (IgG1)	Yes (IgG1)	N/A	No (IgG4)
Stage	Preclinical	Preclinical	Preclinical	Phase I	Phase I	Phase I
Clinical Data / Notes	• Demonstrated activity in preclinical models • Demonstrated potential for best-in-class safety profile and PK in mouse model • IND-enabling studies underway	• N/A	• N/A	• JNJ initiated Phase I study in 2016 • 12 pts enrolled; initial dose 0.005 mg/kg • Only patient treated at 0.3 mg/kg experienced grade 3 CRS-associated encephalopathy; trial was halted • Phase I ongoing	• Not published	• Not published

sensei BIO

Johnston et al, Nature, 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022

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VSIG4 Plays a Critical Suppressive Role in T-cell Activation B7 family related protein Expressed primarily on macrophages and inhibits T-cell activation As of August 2022, Sensei has: Identified 8 parental antibodies for further optimization; and Identified novel VSIG4 receptors on primary T-cells by Hi-Res proteomics, which are currently in verification stage   Select product candidate & initiate IND-enabling studies in 2023 Adapted from Zang et al., J Clin Invest. 2006

Cell Surface Expressed VSIG-4 Suppresses Primary Human T-cell Activation



Antigen
MHC
TCR
T cell activation
VSIG4
Unidentified receptor

Zang et al. *J Clin Invest.* 2006;116(10):2590-2593



Isotype Control
VSIG-4
VSIG-4



Cryopreserved PBMCs
CD4+ T cell Purification
Activation-induced Expansion
Cell Isolation
No Stimulation Control
aCD3 + aCD28
1) HEK
2) HEK VSIG-4
Day 3
Day 4
➢ 3/3 Donors Responsive
IFNg
Proliferation

Day 3- IFNg Production



pg/mL
10000
8000
6000
4000
2000
0
T cells, No Stimulation
T cells, No HEK, Stim. +
T cells, HEK, Stim. +
T cells, HEK VSIG-4, Stim. +

Day 4- Proliferation



Cell Trace Violet
3
2
1
0
Division Index

Donor 2111403021(CE0007305)

sensei BIO

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ENTPDase1 (CD39) is the Rate Limiting Enzyme in the Production of Immunosuppressive Adenosine ATP AMP Adeno-sine Figure adapted from: Moesta et al, Nat Rev Immunol. 2020; 20 (12) Primary function is conversion of extracellular ATP / ADP to adenosine, which exerts immunosuppressive properties through binding to A2a/A2b receptors Expressed on various immune cells in both tumors and normal tissues Development of a TMAb antibody has potential for improved safety and PK profile compared to competitor CD39 mAbs First set of parental antibodies expected August 2022 Blocking CD39 leads to: Immune Activation

Designed to Generate Strong Antibody and T-cell Responses ImmunoPhage™ Platform Viral DNA (self-adjuvant) Target antigen The ImmunoPhage™ bacteriophage is an icosahedron with a tail. This configuration can be viewed as an activating signal to the immune system Bacteriophage virus is engineered and manufactured with both antigen and immune stimulatory viral DNA

Phortress: Proprietary Library of Personalized Vaccine Cocktails with Off-the-Shelf ImmunoPhage “Ingredients” These “cocktails” are defined by the disease or patient genetics Combinations are customized to cover multiple epitopes, protein domains or targets Each ImmunoPhage is pre-manufactured to target a discrete antigen Immunologically reactive B-and T-cell target epitopes

Personalized Immunotherapy Approach Could Accelerate Speed to Treatment

High speed and low cost-of-goods of ImmunoPhage potentially allows a broader array of antigens

Personalized yet Off-the Shelf TAA Therapy

Off-the-Shelf + Patient-specific Neoantigen Therapy

Routine Biopsy	Tumor Sequencing	Personalized yet Off-the-shelf ImmunoPhage Cocktail	Neoantigen Prediction	Neoantigen ImmunoPhage Manufacturing	ImmunoPhage Injection Including Neoantigens
Clinical biopsy of tumor as input material	Tumor DNA Tumor RNA Normal DNA	Assemble a personalized cocktail from off-the-shelf TAA ImmunoPhage for administration	Identify additional tumor specific neoantigens	Engineer novel ImmunoPhages expressing distinct tumor specific epitopes	Deliver neoantigen ImmunoPhage cocktail for administration and add neoantigen phages to bank for future use sensei BIO

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SNS-101 (anti-VISTA) Q3 2022: Non-Human Primate (NHP) PK data Q3 2022: Cytokine Release Data 1H 2023: IND filing SNS-102 (anti-VSIG4) 2023: Select product candidate / initiate IND-enabling studies SNS-103 (anti-ENTPDase1/CD39) 2023: Select product candidate Expected Program Milestones

Proven Team With Deep Experience Patrick Gallagher Acting Chief Business Officer Elisabeth Colunio VP, Human Resources Edward van der Horst, Ph.D. SVP, TMAb Antibodies John Celebi, MBA President and CEO Robert Pierce, M.D. Chief R&D Officer Erin Colgan Chief Financial Officer HansPeter Waldner,Ph.D. SVP, Cancer Immunology Christopher Gerry, J.D. VP, General Counsel

HQ: 451 D St, Unit 710 , Boston, MA 02210 / MD: 1405 Research Blvd, Suite 125, Rockville, MD 20850 senseibio.com